UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)         March 31, 2005

                      (March 30, 2005)

Commission File Number	Name of Registrants, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry Into a Material Definitive Agreement.

Item 8.01 Other Events.

Introduction

On March 30, 2005, PNM Resources, Inc. (the “Company”) closed concurrent offerings of an aggregate of approximately $352 million of securities consisting of 4,950,000 6.75% Equity Units ($247,250,000 aggregate principal amount) (the “Equity Units”) and 3,910,000 shares of common stock (the “Common Stock”). These amounts included securities issued pursuant to an option granted to the underwriters to purchase an additional 645,000 Equity Units and 510,000 shares of Common Stock with respect to each offering. The Common Stock was priced at $26.76 per share, the closing price of the Company’s common stock on the New York Stock Exchange on March 23, 2005.

Parties to Equity Unit Transaction Documents

On March 30, 2005, in connection with the Equity Units offering, the Company entered into (i) a Purchase Contract and Pledge Agreement (the “Purchase Contract Agreement”) dated as of March 30, 2005 with JPMorgan Bank, N.A., as Purchase Contract Agent (the “Purchase Contract Agent”) and U.S. Bank Trust National Association, as Collateral Agent, Custodial Agent and Securities Intermediary, (ii) a Supplemental Indenture No. 1 (the “Supplemental Indenture”) with JPMorgan Chase Bank, N.A., as Trustee (the “Trustee”), dated as of March 30, 2005, supplemental to the Indenture, dated as of March 15, 2005, between the Company and the Trustee (as supplemented by the Supplemental Indenture, the “Indenture”) and (iii) a Remarketing Agreement (collectively with the Purchase Contract Agreement and the Indenture, the “Equity Unit Transaction Documents”) with the Purchase Contract Agent and Banc of America Securities LLC, as the Remarketing Agent, dated as of March 30, 2005.

Summary of Terms of Equity Unit Transaction Documents

The descriptions of the terms of the Equity Unit Transaction Documents, as contained in the Company’s prospectus supplement dated March 23, 2005 to the prospectus dated December 16, 2004, as filed by the Company with the Commission on March 25, 2005 pursuant to Rule 424(b)(5) under the Securities Act of 1933, under the captions “Description of the Equity Units,” “Description of the Purchase Contracts,” “Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement,” “Description of the Senior Notes” and “Description of Debt Securities” are hereby incorporated by reference.

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Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
1.1	Stock Underwriting Agreement dated March 23, 2005 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed on March 29, 2005).

1.2	Equity Units Underwriting Agreement dated March 23, 2005 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, as filed on March 29, 2005).

5.1	Opinion of Keleher & McLeod, P.A., as to the validity of the Equity Units and the Common Stock.

5.2	Opinion of Pillsbury Winthrop LLP, as to the validity of the Equity Units.

8.1	Opinion of Pillsbury Winthrop LLP, as to tax matters.

10.1	Purchase Contract and Pledge Agreement, dated as of March 30, 2005, among the Company, JPMorgan Chase Bank, N.A., as Purchase Contract Agent, and U.S. Bank Trust National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

10.2	Indenture, dated as of March 15, 2005, between the Company and JPMorgan Chase Bank, N.A., as Trustee.

10.3	Supplemental Indenture No. 1, dated as of March 30, 2005, between the Company and JPMorgan Chase Bank, N.A. as Trustee.

10.4	Remarketing Agreement, dated as of March 30, 2005, among the Company, Banc of America Securities LLC, as Remarketing Agent, and JPMorgan Chase Bank, N.A., as Purchase Contract Agent.

10.5	Form of Corporate Unit (included as Exhibit A to Exhibit 10.1).

10.6	Form of Treasury Unit (included as Exhibit B to Exhibit 10.1).

10.7	Form of Senior Note (included as Exhibit A to Exhibit 10.3).

23.1	Consent of Keleher & McLeod, P.A. (included in Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop LLP (included in Exhibit 5.2 and Exhibit 8.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 31, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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